UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2013, Western Digital Corporation (“Western Digital”) announced financial results for the fourth fiscal quarter and fiscal year ended June 28, 2013. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of Western Digital’s Quarterly Fact Sheet for the fourth quarter ended June 28, 2013 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In Western Digital’s press release attached as Exhibit 99.1 hereto, Western Digital reports certain financial information, including net income and earnings per share on both a GAAP and a non-GAAP basis for the fourth fiscal quarter and fiscal year ended June 28, 2013, and free cash flow for the fiscal year ended June 28, 2013. These non-GAAP net income and earnings per share measures exclude amortization of intangibles related to the HGST acquisition, certain tax related matters, certain employee termination benefits and other charges. Because management believes these expenses may not be indicative of ongoing operations, management believes that the non-GAAP net income and earnings per share measures presented in the press release are useful to investors as an alternative method for measuring Western Digital’s operating performance and comparing it against prior periods’ performance. Free cash flow is a non-GAAP measure calculated as cash flow from operations less capital expenditures. Management believes that the free cash flow measure presented in the press release is useful to investors as a means of comparing Western Digital’s liquidity with other companies in its industry.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Western Digital Corporation on July 24, 2013 announcing financial results for the fourth fiscal quarter and fiscal year ended June 28, 2013.

99.2	Fourth Quarter Fiscal Year 2013 Western Digital Corporation Quarterly Fact Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: July 24, 2013		Michael C. Ray
Senior Vice President, General Counsel and Secretary